                                SALOMON BROTHERS
                        INSTITUTIONAL INVESTMENT SERIES

                                   PROSPECTUS

               --------------------------------------------------


                           Emerging Markets Debt Fund

                              High Yield Bond Fund

                                Money Market Fund


               --------------------------------------------------

                                 April 29, 2005
                            as revised June 17, 2005

                            --------------------
                               SALOMON BROTHERS
                               --------------------
                                   ASSET MANAGEMENT



The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

--------------------------------------------------------------------------------
 CONTENTS

            Fund goals, strategies and risks:

                Emerging Markets Debt Fund..............................    2
                High Yield Bond Fund....................................    5
                Money Market Fund.......................................    9

            More on the funds' investments and related risks............   11

            Management..................................................   13

            Buying shares...............................................   16

            Exchanging and redeeming shares.............................   17

            Share transactions..........................................   18

            Dividends, distributions and taxes..........................   22

            Financial highlights........................................   23

--------------------------------------------------------------------------------
                     THINGS YOU SHOULD KNOW BEFORE INVESTING


                            ABOUT MUTUAL FUND RISKS

An investment in any of the funds is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this fund.


              Salomon Brothers Institutional Investment Series - 1

--------------------------------------------------------------------------------
 EMERGING MARKETS DEBT FUND
 FUND GOALS, STRATEGIES AND RISKS

 INVESTMENT              The fund seeks to maximize total return.
 OBJECTIVE
-------------------------------------------------------------------------------------
 KEY INVESTMENTS         The fund invests at least 80% of its assets in U.S. dollar denominated fixed income securities issued by governments, government-related entities, corporations located in
                         emerging markets and related investments. The fund also
                         invests in instruments designed to restructure outstanding emerging market debt such as participation in loans between governments and financial institutions and Brady Bonds. The manager invests in at least three emerging market countries, which are those defined by the World Bank at the time of
                         investment as emerging or developing economies.

                         CREDIT QUALITY: The fund may invest without limit in higher risk, below-investment grade debt securities.
                         Below-investment grade debt securities are equivalent to
                         U.S. corporate debt securities commonly known as 'junk
                         bonds.'

                         MATURITY AND DURATION: The fund may hold securities of any maturity. The manager attempts to manage risks presented by changes in interest rates by maintaining the fund's duration between 2 and 7 years. Duration measures in years the
                         sensitivity of the fund's portfolio to interest rate risk. A higher duration means the fund is more sensitive to interest rate risk.
-------------------------------------------------------------------------------------

 HOW THE                 The manager uses a 'top-down' approach and allocates the fund's investments among
 MANAGER                 various emerging market countries. In allocating among different countries, the
 SELECTS THE             following are some of the factors the manager considers:
 FUND'S                     Currency, inflation and interest rate trends;       Fiscal policies;
 INVESTMENTS                Growth rate forecasts;                              Political outlook; and
                            Liquidity of markets for that country's debt;       Tax environment.

                         The manager then selects those individual securities that appear to be most undervalued and to offer the highest potential returns relative to the amount of credit, interest rate, liquidity and other risks presented by these securities. The manager engages in independent fundamental analysis to evaluate the creditworthiness of corporate and governmental issuers.


                           Emerging Markets Debt Fund
              Salomon Brothers Institutional Investment Series - 2

 PRINCIPAL RISKS         Investors could lose money on their investment in the fund,
 OF INVESTING IN         or the fund may not perform as well as other investments, if
 THE FUND                any of the following occurs:

                            Adverse governmental action or political, economic or
                            market instability affects an emerging market country or
                            region or disrupts its principal financial markets;

                            The economies of emerging market countries grow at slower
                            rates than expected or suffer a downturn, recession, rapid inflation or hyperinflation;

                            The currency in which a security is priced declines in value relative to the U.S. dollar;

                            Interest rates rise, causing the prices of fixed income
                            securities to decline and reducing the value of the fund's portfolio; or

                            The issuer of a security owned by the fund defaults on
                            its obligation to pay principal and/or interest or has its credit rating downgraded. This risk is higher for
                            below-investment grade fixed income securities, which are
                            considered speculative because they have a higher risk of
                            issuer default, are subject to greater price volatility
                            and may be illiquid.

                            The manager's judgment about the attractiveness, relative
                            value or credit quality of a particular security proves to be incorrect.

                         In many emerging market countries, there is also less
                         information available about foreign issuers and markets
                         because of less rigorous accounting and regulatory standards than in the U.S.

                         The fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the
                         fund's losses from adverse events affecting a particular
                         issuer.

 This section
 summarizes the fund's
 principal investment
 strategies and the
 principal risks of
 investing. See 'More
 on the funds'
 investments and
 related risks' in this
 prospectus and the
 statement of
 additional information
 about the fund's
 investments and the
 risks of investing
-------------------------------------------------------------------------------------




 PERFORMANCE
 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 from year to year. Past performance
 does not necessarily indicate how
 the fund will perform in the future.

 QUARTERLY RETURNS: Highest:
 17.93% in 4th quarter 1998;
 Lowest:  - 28.91% in 3rd
 quarter 1998.


[PERFORMANCE CHART]

Calendar Years
    ended                        % Total
 December 31                     Return
--------------                   -------
97                                 17.23
98                                -19.86
99                                 31.60
00                                 13.83
01                                 12.61
02                                 11.99
03                                 32.33
04                                 12.99


                                                                                   TOTAL RETURN
                                                                                   The bar chart indicates
                                                                                   the risk of investing
                                                                                   in the fund by showing the
                                                                                   performance of the fund's
                                                                                   shares for each of the
                                                                                   calendar years indicated.


                           Emerging Markets Debt Fund
              Salomon Brothers Institutional Investment Series - 3



 PERFORMANCE TABLE
 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD
 AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

-------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 2004)

 Emerging Markets Debt Fund              Inception Date       1 Year   5 Years   Since Inception
--------------------------------------------------------------------------------------------------

 Return Before Taxes                        10/17/96          12.99%   16.51%        13.42%
--------------------------------------------------------------------------------------------------

 Return After Taxes on Distributions                          10.06%   11.34%         6.69%
--------------------------------------------------------------------------------------------------

 Return After Taxes on Distributions
 and Sale of Fund Shares                                       8.94%   11.17%         7.10%
--------------------------------------------------------------------------------------------------

 J.P. Morgan Emerging Markets Bond
 Index Global'D'
 (reflects no deduction for expenses,
 fees or taxes)                                *              11.73%   12.99%        11.33%
--------------------------------------------------------------------------------------------------

 J.P. Morgan Emerging Markets Bond
 Index Plus
 (reflects no deduction for expenses,
 fees or taxes)                                               11.77%   13.55%        11.44%

--------------------------------------------------------------------------------------------------

 * Comparison begins on 10/31/96

'D' Effective January 1, 2005, the J.P. Morgan Emerging Markets Bond Index
    Global has been adopted as the performance benchmark for the fund because the manager believes that this benchmark more accurately reflects the fund's investment universe.

                                                                                                   COMPARATIVE
                                                                                                   PERFORMANCE
                                                                                                   This table compares the
                                                                                                   before and after tax
                                                                                                   average annual total
                                                                                                   return of the fund for
                                                                                                   the periods shown with
                                                                                                   that of J.P. Morgan
                                                                                                   Emerging Markets Bond
                                                                                                   Index Global and of
                                                                                                   J.P. Morgan Emerging
                                                                                                   Markets Bond Index Plus
                                                                                                   unmanaged indices of
                                                                                                   emerging markets bonds.
                                                                                                   An investor cannot
                                                                                                   invest directly in an
                                                                                                   index. After-tax
                                                                                                   returns are calculated
                                                                                                   using the highest
                                                                                                   historical individual
                                                                                                   federal marginal income
                                                                                                   tax rates and do not
                                                                                                   reflect the impact of
                                                                                                   state and local taxes.
                                                                                                   Actual after-tax
                                                                                                   returns depend upon an
                                                                                                   individual investor's
                                                                                                   tax situation and may
                                                                                                   differ from those
                                                                                                   shown. After-tax
                                                                                                   returns shown are not
                                                                                                   relevant to investors
                                                                                                   who hold their fund
                                                                                                   shares through
                                                                                                   tax-deferred
                                                                                                   arrangements such as
                                                                                                   401(k) plans or
                                                                                                   individual retirement
                                                                                                   accounts. The fund's
                                                                                                   past performance,
                                                                                                   before and after taxes,
                                                                                                   is not necessarily an
                                                                                                   indication of how the
                                                                                                   fund will perform in
                                                                                                   the future.
-------------------------------------------------------------------------




 FEE TABLE

------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)
------------------------------------------------------------------------------
    Maximum sales charge on purchases                          Not applicable
    Maximum deferred sales charge on redemptions               Not applicable
------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF NET ASSETS)
------------------------------------------------------------------------------
    Management fees                                                0.70%
------------------------------------------------------------------------------
    Distribution and service (12b-1) fee                       Not applicable
------------------------------------------------------------------------------
    Other expenses                                                 0.34%
------------------------------------------------------------------------------
    Total annual fund operating expenses                           1.04%
------------------------------------------------------------------------------

                                                                                FEES AND EXPENSES
                                                                                This table sets forth
                                                                                the fees and expenses
                                                                                you will pay if you
                                                                                invest in shares of the
                                                                                fund.
                                                                                Because some of the
                                                                                fund's expenses were
                                                                                voluntarily waived or
                                                                                reimbursed by the
                                                                                manager, actual total
                                                                                annual fund operating
                                                                                expenses for the prior
                                                                                year were: 0.75%.

                                                                                These waivers and/or
                                                                                reimbursements may be
                                                                                reduced or terminated
                                                                                at any time.
-------------------------------------------------------------------------------------------------------

 EXAMPLE

-------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
 Your costs would be                                  $106     $331      $574       $1,271

 THE EXAMPLE ASSUMES:   You invest $10,000 for the period shown.
                        You reinvest all distributions and dividends without a sales charge.
                        The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.
                        Your investment has a 5% return each year (the assumption of a
                        5% return is required by the Securities and Exchange Commission for this example and is not a prediction of future performance).
                        You redeem your shares at the end of the period.
                                                                                                EXAMPLE
                                                                                                This example helps you
                                                                                                compare the costs of
                                                                                                investing in the fund
                                                                                                with other mutual
                                                                                                funds. Your actual
                                                                                                costs may be higher or
                                                                                                lower.

                           Emerging Markets Debt Fund
              Salomon Brothers Institutional Investment Series - 4

--------------------------------------------------------------------------------
 HIGH YIELD BOND FUND
 FUND GOALS, STRATEGIES AND RISKS

 INVESTMENT              The fund seeks to maximize total return.
 OBJECTIVE
-------------------------------------------------------------------------------------
 KEY                     The fund invests primarily in high yield fixed income
 INVESTMENTS             securities, including bonds, debentures, notes, equipment
                         trust certificates, commercial paper, preferred stock and
                         other obligations of U.S. and foreign issuers. The fund
                         invests, under normal circumstances, at least 80% of its
                         assets in high yield bonds and related investments.
                         The fund may also invest up to 20% of its assets in equity and equity related securities and invest up to 10% of its
                         assets in securities of foreign issuers.

                         CREDIT QUALITY: The fund invests primarily in fixed income securities rated below investment grade by a recognized
                         rating agency, or if unrated, of equivalent quality as
                         determined by the manager. Below investment grade securities are commonly referred to as 'junk bonds.'

                         DURATION: The fund normally maintains an average portfolio duration of between 3 and 7 years. However, the fund may
                         invest in securities of any duration. Duration is an
                         approximate measure of the sensitivity of the market value of the fund's portfolio to changes in interest rates.
-------------------------------------------------------------------------------------
 HOW THE                 Individual security selection is driven by the manager's
 MANAGER                 economic view, industry outlook and rigorous credit
 SELECTS THE             analysis. The manager then selects those individual
 FUND'S                  securities that appear to be most undervalued and to offer
 INVESTMENTS             the highest potential returns relative to the amount of
                         credit, interest rate, liquidity and other risk presented by these securities. The manager allocates the fund's
                         investments across a broad range of issuers and industries, which can help to reduce risk.
                         In evaluating the issuer's creditworthiness, the manager
                         uses fundamental analysis and considers the following
                         factors:
                            The strength of the issuer's financial resources;
                            The issuer's sensitivity to economic conditions and
                            trends;
                            The issuer's operating history; and
                            Experience and track record of issuer's management.
-------------------------------------------------------------------------------------
 PRINCIPAL RISKS OF      Investors could lose money on their investment in the fund,
 INVESTING IN THE FUND   or the fund may not perform as well as other investments, if any of the following occurs:

 This section               The issuer of a security owned by the fund defaults on
 summarizes the fund's      its obligation to pay principal and/or interest or has its
 principal investment       credit rating downgraded;
 strategies and the         Interest rates increase, causing the prices of fixed
 principal risks of         income securities to decline and reducing the value of the
 investing. See 'More       fund's portfolio; or
 on the funds'              The manager's judgment about the attractiveness, value or
 investments and            credit quality of a particular security proves to be
 related risks' in this     incorrect.
 prospectus and the      High yield securities are considered speculative and,
 statement of            compared to investment grade securities, tend to have more additional information  volatile prices and are more susceptible to the following
 about the fund's        risks:
 investments and the        More volatile prices and increased price sensitivity to
 risks of investing         changing interest rates and to adverse economic and business developments;
                            Greater risk of loss due to default or declining credit
                            quality;
                            Greater likelihood that adverse economic or company
                            specific events will make the issuer unable to make interest and/or principal payments; and
                            Negative market sentiment towards high yield securities
                            depresses the price and liquidity of high yield securities.


                              High Yield Bond Fund
              Salomon Brothers Institutional Investment Series - 5

                         Investing in non-U.S. issuers may involve unique risks
                         compared to investing in the securities of U.S. issuers.
                         These risks are more pronounced to the extent the fund
                         invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:
                            Less information about non-U.S. issuers or markets may be
                            available due to less rigorous disclosure and accounting
                            standards or regulatory practices;
                            Many non-U.S. markets are smaller, less liquid and more
                            volatile than U.S. markets. In a changing market, the
                            manager may not be able to sell the fund's portfolio
                            securities in amounts and at prices the manager considers
                            reasonable; and
                            Economic, political and social developments significantly
                            disrupt the financial markets or interfere with the fund's ability to enforce its rights against foreign government
                            issuers.
                         Obligations of U.S. government agencies and
                         instrumentalities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S.
                         government will provide financial support to its agencies
                         and instrumentalities if it is not obligated to do so.


                              High Yield Bond Fund
              Salomon Brothers Institutional Investment Series - 6

 PERFORMANCE
 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 from year to year.
 Past performance does not
 necessarily indicate how the fund
 will perform in the future.

QUARTERLY RETURNS:
 Highest: 8.66% in 2nd quarter 2003;
 Lowest: 6.36% in 3rd quarter 1998.



[PERFOMRANCE CHART]

Calendar Years
     ended              % Total
  December 31           Return
--------------         --------
     97                  13.41
     98                  -0.34
     99                  -0.97
     00                  -7.99
     01                   7.66
     02                   8.02
     03                  25.60
     04                  11.30

                                                                      TOTAL RETURN
                                                                      The bar chart indicates
                                                                      the risk of investing
                                                                      in the fund by showing
                                                                      the performance of the
                                                                      fund's shares for each
                                                                      of the past calendar
                                                                      years indicated.


-----------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE

 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS
 AND DIVIDENDS.

---------------------------------------------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 2004)

 High Yield Bond Fund                          Inception Date    1 Year         5 Years   Since Inception
---------------------------------------------------------------------------------------------------------------------------------
 Return Before Taxes                              5/15/96           11.30%       8.39%           7.49%
---------------------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions                                 8.62%       4.65%           3.14%
---------------------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distribution
 and Sale of Fund Shares                                             7.34%       4.75%           3.57%
---------------------------------------------------------------------------------------------------------------------------------
 Citigroup High Yield Market Index
 (reflects no deduction for expenses, fees or
 taxes)                                              *              10.79%       7.22%           7.38%
---------------------------------------------------------------------------------------------------------------------------------
 * Index comparison begins on 5/31/96
                                                                                                            COMPARATIVE
                                                                                                            PERFORMANCE
                                                                                                            This table compares the
                                                                                                            before and after tax
                                                                                                            average annual total
                                                                                                            return of the fund for
                                                                                                            the periods shown with
                                                                                                            that of the Citigroup
                                                                                                            High Yield Market
                                                                                                            Index, a broad-based
                                                                                                            unmanaged index of high
                                                                                                            yield securities. An
                                                                                                            investor cannot invest
                                                                                                            directly in an index.
                                                                                                            After-tax returns are
                                                                                                            calculated using the
                                                                                                            highest historical
                                                                                                            individual federal
                                                                                                            marginal income
                                                                                                            tax rates and do not
                                                                                                            reflect the impact of
                                                                                                            state and local taxes.
                                                                                                            Actual after-tax
                                                                                                            returns depend upon an
                                                                                                            individual investor's
                                                                                                            tax situation and may
                                                                                                            differ from those
                                                                                                            shown. After-tax
                                                                                                            returns shown are not
                                                                                                            relevant to investors
                                                                                                            who hold their fund
                                                                                                            shares through tax
                                                                                                            deferred arrangements
                                                                                                            such as 401(k) plans or
                                                                                                            individuals retirement
                                                                                                            accounts. The fund's
                                                                                                            past performance,
                                                                                                            before and after taxes,
                                                                                                            is not necessarily an
                                                                                                            indication of how the
                                                                                                            fund will perform in
                                                                                                            the future.

                              High Yield Bond Fund
              Salomon Brothers Institutional Investment Series - 7

 FEE TABLE

----------------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)
----------------------------------------------------------------------------------------------------------
    Maximum sales charge on purchases                           Not applicable
    Maximum deferred sales charge on redemptions                Not applicable

----------------------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF NET ASSETS)
----------------------------------------------------------------------------------------------------------
    Management fees                                                  0.50%

----------------------------------------------------------------------------------------------------------
    Distribution and service (12b-1) fee                        Not applicable
----------------------------------------------------------------------------------------------------------
    Other expenses                                                   0.22%

----------------------------------------------------------------------------------------------------------
    Total annual fund operating expenses                             0.72%
                                                                                   FEES AND EXPENSES
                                                                                   This table sets forth
                                                                                   the fees and expenses
                                                                                   you will pay if you
                                                                                   invest in shares of the
                                                                                   fund.
                                                                                   Because some of the
                                                                                   fund's expenses were
                                                                                   voluntarily waived or
                                                                                   reimbursed by the
                                                                                   manager, actual total
                                                                                   annual fund operating
                                                                                   expenses for the prior
                                                                                   year were: 0.55%.
                                                                                   These waivers and/or
                                                                                   reimbursements may be
                                                                                   reduced or terminated
                                                                                   at any time.

----------------------------------------------------------------------------------------------------------


 EXAMPLE
--------------------------------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES                1 YEAR  3 YEARS  5 YEARS    10 YEARS
 Your costs would be                                 $74     $230     $401        $894

 THE EXAMPLE ASSUMES:   You invest $10,000 for the period shown.
                        You reinvest all distributions and dividends without a sales charge.
                        The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.
                        Your investment has a 5% return each year (the assumption of a 5%
                        return is required by the Securities and Exchange Commission for this example and is not a prediction of future performance).
                        You redeem your shares at the end of the period.

                                                                                            EXAMPLE
                                                                                            This example helps you
                                                                                            compare the costs of
                                                                                            investing in the fund
                                                                                            with other mutual
                                                                                            funds. Your actual
                                                                                            costs may be higher or
                                                                                            lower.


                              High Yield Bond Fund
              Salomon Brothers Institutional Investment Series - 8

--------------------------------------------------------------------------------
 MONEY MARKET FUND
 FUND GOALS, STRATEGIES AND RISKS

 INVESTMENT              The fund seeks as high a level of current income as is
 OBJECTIVE               consistent with liquidity and stability of principal.
-------------------------------------------------------------------------------------
 KEY INVESTMENTS         The fund invests in high quality, U.S. dollar denominated
                         short-term debt securities. These may include obligations
                         issued by U.S. and foreign banks, the U.S. government, its agencies or instrumentalities, U.S. states and
                         municipalities and U.S. and foreign corporate issuers.

                         The fund may invest in all types of money market securities including commercial paper, certificates of deposit,
                         bankers' acceptances, mortgage-backed and asset-backed
                         securities, repurchase agreements, fixed time deposits and other short term debt securities. The fund may also invest in variable rate master demand notes and enter into short
                         term borrowing arrangements with corporations.

                         MINIMUM CREDIT QUALITY: The fund invests primarily in
                         securities rated in the highest short term rating category, or if unrated, of equivalent quality. The fund may invest up to 5% of its assets in securities rated in the second
                         highest short term rating category or, if unrated, of
                         equivalent quality.

                         MAXIMUM MATURITY: The fund invests in securities having
                         remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.
-------------------------------------------------------------------------------------
 HOW THE                 In selecting investments for the fund, the manager looks
 MANAGER                 for:
 SELECTS THE                The best relative values based on an analysis of yield,
 FUND'S                     price, interest rate sensitivity and credit quality;
 INVESTMENTS                Maturities consistent with the manager's outlook for
                            interest rates; and
                            Eligible issuers with the most desirable credit quality.
-------------------------------------------------------------------------------------
 PRINCIPAL               Although the fund seeks to preserve the value of an
 RISKS OF                investment at $1.00 per share, it is possible to lose money
 INVESTING IN            by investing in the fund, or the fund could underperform
 THE FUND                other short term debt instruments or money market funds if
 There is no assurance   any of the following occurs:
 that the fund will be      Interest rates rise sharply;
 able to maintain a         An issuer or guarantor of the fund's securities defaults,
 stable net asset value     or has its credit rating downgraded;
 of $1.00 per share.        The manager's judgment about the value or credit quality
                            of a particular security proves to be incorrect; or
                            The value of the fund's foreign securities go down
                            because of unfavorable government actions or political
                            instability.

                         Obligations of U.S. government agencies and instrumentalities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government.
                         No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.
                         An investment in the fund is not insured or guaranteed by
                         the Federal Deposit Insurance Corporation or any other
                         government agency.


                               Money Market Fund
              Salomon Brothers Institutional Investment Series - 9

PERFORMANCE
The bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year.

Past performance does not necessarily indicate how the fund will perform in the future.

QUARTERLY RETURNS: Highest: 1.65% in 3rd quarter 2000; Lowest: 0.23% in 1st quarter 2004.

Prior to April 29, 1996, the fund was called Salomon Brothers U.S. Treasury Securities Money Market Fund and invested exclusively in U.S. Treasury bonds, notes and bills.

TOTAL RETURN
The bar chart indicates the risk of investing in the fund by showing the performance of the fund's shares for each of the calendar years indicated.

[PERFORMANCE CHART]

Calendar Years
    ended                    % Total
 December 31,                Return
-------------                -------
     95                        5.02
     96                        5.13
     97                        5.61
     98                        5.59
     99                        5.23
     00                        6.45
     01                        4.14
     02                        1.82
     03                        1.08
     04                        1.26

--------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE
 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF
 DISTRIBUTIONS AND DIVIDENDS.

--------------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURN (CALENDAR YEARS ENDED DECEMBER 31, 2004)
                                       Inception
                                         Date           1 Year          5 Years        10 Years

--------------------------------------------------------------------------------------------------
 Money Market Fund                      12/7/90          1.26%           2.94%           4.12%

 The fund's 7-day yield as of December 31, 2004 was 2.12%

 COMPARATIVE PERFORMANCE
 The table indicates the average annual total return of the fund for the periods shown. The fund's past performance is not necessarily an indication of how the fund will perform in the future.


 FEE TABLE
----------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)
    Maximum sales charge on purchases                      Not applicable

    Maximum deferred sales charge on redemptions           Not applicable

----------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF FUND NET ASSETS)
    Management fees                                             0.20%

----------------------------------------------------------------------------
    Distribution and service (12b-1) fee                   Not applicable

    Other expenses                                              0.36%

----------------------------------------------------------------------------
    Total annual fund operating expenses                        0.56%

 FEES AND EXPENSES
 This table sets forth the fees and expenses you will pay if you invest in shares of the fund. Because some of the fund's expenses are voluntarily waived or reimbursed by the manager, actual total annual fund operating expenses are expected to be: 0.18%.

 These waivers and/or reimbursements may be reduced or terminated at any time.

---------------------------------------------------------------------------------------
 EXAMPLE

---------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES          1 YEAR     3 YEARS    5 YEARS    10 YEARS
 Your costs would be                             $57       $179       $313         $701

 THE EXAMPLE ASSUMES:    You invest $10,000 for the period shown.
                         You reinvest all distributions and dividends without a sales charge.
                         The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.
                         Your investment has a 5% return each year (the assumption of a 5%
                         return is required by the Securities and Exchange Commission for this example and is not a prediction of future performance).
                         You redeem your shares at the end of the period.

EXAMPLE

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.

                               Money Market Fund
             Salomon Brothers Institutional Investment Series - 10

--------------------------------------------------------------------------------
MORE ON THE FUNDS' INVESTMENTS AND RELATED RISKS

Each fund's investment objective and its principal investment strategies and risks are described under 'Fund goals, strategies and risks.'

This section provides additional information about the funds' investments and certain portfolio management techniques the funds may use. More information about the funds' investments and portfolio management techniques and the associated risks is included in the statement of additional information ('SAI').

-------------------------------------------------------------------------------------
 FIXED INCOME            Fixed income securities include bonds, notes, bills,
 SECURITIES              debentures, bank debt obligations, short-term paper,
                         mortgage and other asset-backed securities, preferred stock, loan participations and assignments.
-------------------------------------------------------------------------------------
 EQUITY                  High Yield Bond Fund may invest its assets in common stocks,
 SECURITIES              convertible securities, warrants or other equity securities.
 High Yield Bond         This fund holds these equity securities generally, but not
 Fund                    solely, as a result of buying fixed income securities with an attached equity component. Equity securities provide this fund with opportunities for appreciation but expose this
                         fund to the risk of stock market downturns and adverse
                         events affecting particular companies that may depress the price of their common stock.
-------------------------------------------------------------------------------------
 SECURITIES OF           Investments in securities of foreign entities and securities
 FOREIGN                 denominated in foreign currencies involve special risks.
 ISSUERS                 These include possible political and economic instability
 Each fund               and the possible imposition of exchange controls or other
                         restrictions on investments. Emerging market investments
                         offer the potential for significant gains but also involve greater risks than investing in more developed countries.
                         Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in
                         emerging markets.

                         Since Emerging Markets Debt Fund and High Yield Bond Fund
                         may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency
                         rates relative to the U.S. dollar will affect the U.S.
                         dollar value of these funds' assets. Money Market Fund may only invest in U.S. dollar denominated investments issued by foreign branches of U.S. banks and by U.S. and foreign
                         branches of foreign banks.
-------------------------------------------------------------------------------------
 DERIVATIVE              The funds may, but need not, use derivative contracts,
 TRANSACTIONS            including but not limited to, futures and options on
 Each fund except        securities, securities indices or currencies; options on
 Money Market            these futures; forward currency contracts; and interest
 Fund                    rate, currency or credit default swaps for any of the
                         following purposes:

                            To hedge against the economic impact of adverse changes
                            in the market value of portfolio securities because of
                            changes in market prices, currency exchange rates or
                            interest rates; or

                            As a substitute for buying or selling securities.

                         A derivative contract will obligate or entitle a fund to
                         deliver or receive an asset or cash payment based on the
                         change in value of one or more securities, currencies or
                         indices. Even a small investment in derivative contracts can have a big impact on a fund's market, currency and interest rate exposure. Therefore, using derivatives can
                         disproportionately increase losses and reduce opportunities for gains when market prices, currency rates or interest
                         rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less
                         liquid and harder to value, especially in declining markets.


             Salomon Brothers Institutional Investment Series - 11

 TEMPORARY               Each of the funds may depart from its principal investment
 DEFENSIVE               strategies in response to adverse market, economic or
 INVESTMENTS             political conditions by taking temporary defensive positions
 Each fund except        in all types of money market and short term debt securities.
 Money Market            If a fund takes a temporary defensive position, it may be
 Fund                    unable to achieve its investment objective.
-------------------------------------------------------------------------------------
 PORTFOLIO               Although neither the Emerging Markets Debt Fund or the High
 TURNOVER                Yield Bond Fund purchases or sells securities for short-term
 Each fund except        profits, either fund may engage in active and frequent
 Money Market            trading to achieve its principal investment strategies. This
 Fund                    may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax
                         liability. Frequent trading also increases transaction
                         costs, which include not only brokerage commissions and
                         market spreads, but market impact costs and opportunity
                         costs, and may be substantial. Transaction costs are not
                         included in each fund's annual operating expenses shown in the fund's fee table in this prospectus but do detract from each fund's performance. The 'Financial highlights' section of this prospectus shows each fund's historical portfolio
                         turnover rate.
-------------------------------------------------------------------------------------
 PORTFOLIO HOLDINGS      The fund's policies and procedures with respect to the
 Each fund               disclosure of the fund's portfolio securities are described in the SAI.


             Salomon Brothers Institutional Investment Series - 12

--------------------------------------------------------------------------------
 MANAGEMENT
Salomon Brothers Asset Management Inc ('SaBAM') is the investment manager for each fund. SaBAM was established in 1987 and together with SaBAM affiliates in London, Tokyo and Hong Kong, provides a broad range of fixed income and equity investment advisory services to various individuals located throughout the world. The manager's principal address is 399 Park Avenue, New York, New York 10022. It is a wholly-owned subsidiary of Citigroup, Inc. ('Citigroup'). Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for a fund, the fund's manager does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent any fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

-----------------------------------------------------------------------------------------------
                       PORTFOLIO MANAGER/        PORTFOLIO
                      PORTFOLIO MANAGEMENT        MANAGER        PAST 5 YEARS' BUSINESS
 FUND                  TEAM MEMBERS, TITLE         SINCE         EXPERIENCE
-----------------------------------------------------------------------------------------------
 Emerging Markets   Peter J. Wilby, CFA,           Inception     Co-portfolio manager of fund;
 Debt Fund          Managing Director, Chief                     senior portfolio manager
                    Investment Officer --                        responsible for directing
                    North America                                investment policy and
                    Fixed Income                                 strategy for all emerging
                                                                 markets and high yield fixed
                                                                 income portfolios; member of
                                                                 manager's investment policy
                                                                 committee; joined Citigroup
                                                                 or its predecessor firms in
                                                                 1989.

                    James E. Craige, CFA,          Inception     Co-portfolio manager of fund;
                    Managing Director                            senior portfolio manager for
                                                                 emerging markets debt
                                                                 portfolios; member of
                                                                 manager's investment policy
                                                                 committee; joined Citigroup
                                                                 or its predecessor firms in
                                                                 1992.
-----------------------------------------------------------------------------------------------
 High Yield         Peter J. Wilby, CFA,           Inception     Co-portfolio manager of fund;
 Bond Fund          Managing Director, Chief                     senior portfolio manager
                    Investment Officer --                        responsible for directing
                    North America                                investment policy and
                    Fixed Income                                 strategy for all emerging
                                                                 markets and high yield fixed
                                                                 income portfolios; member of
                                                                 manager's investment policy
                                                                 committee; joined Citigroup
                                                                 or its predecessor firms in
                                                                 1989.

                    Beth A. Semmel, CFA,           Inception     Co-portfolio manager of fund;
                    Managing Director                            senior portfolio manager and
                                                                 senior trader for all high
                                                                 yield securities; member of
                                                                 manager's investment policy
                                                                 committee; joined Citigroup
                                                                 or its predecessor firms in
                                                                 1993.
-----------------------------------------------------------------------------------------------
 Money Market       Kevin Kennedy,             November 2001     Portfolio manager of fund;
 Fund               Managing Director                            joined Citigroup or its
                                                                 predecessor firms in 1993.

THE PORTFOLIO MANAGERS
The portfolio managers are primarily responsible for the day-to-day operation of the funds indicated beside their names. More information about each manager's compensation, other accounts managed by each manager, and each manager's ownership of securities in each fund is included in the SAI.

             Salomon Brothers Institutional Investment Series - 13

------------------------------------------------------------------------------------------------------
ACTUAL MANAGEMENT FEE PAID DURING THE MOST RECENT FISCAL YEAR AS A PERCENTAGE OF
AVERAGE DAILY NET ASSETS AFTER ACCOUNTING FOR VOLUNTARY EXPENSE LIMITATIONS, AND/OR
REIMBURSEMENTS, IF APPLICABLE
Emerging Markets Debt Fund                                   0.41%
High Yield Bond Fund                                         0.33%
Money Market Fund                                              0%

MANAGEMENT FEES
As of December 31, 2004 SaBAM managed approximately $80 billion of assets.

---------------------------------------------------------------------------------------------------
Citigroup Global Markets Inc., a registered broker-dealer and an affiliate of       DISTRIBUTOR
the manager, serves as the funds' distributor.

The distributor and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as 'revenue sharing payments.'
The recipients of such payments may include the funds' distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of a fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you.
Please contact your financial intermediary for details about revenue sharing payments it may receive.

---------------------------------------------------------------------------------------------------

On May 31, 2005, the U.S. Securities and Exchange Commission ('SEC') issued an      RECENT
order in connection with the settlement of an administrative proceeding against     DEVELOPMENTS
Smith Barney Fund Management LLC ('SBFM') and Citigroup Global Markets Inc.
('CGMI') (each an affiliate of the manager) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the
'Affected Funds').

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the
Investment Advisers Act of 1940 ('Advisers Act'). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the
Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group ('First Data'), the Affected Funds' then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and
that Citigroup Asset Management ('CAM'), the Citigroup business unit that includes the funds' investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers
Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds' boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds' best interests and that no viable alternatives existed.
SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

             Salomon Brothers Institutional Investment Series - 14

The SEC censured SBFM and CGMI and ordered them to cease and desist from            RECENT
violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires    DEVELOPMENTS
Citigroup to pay $208.1 million, including $109 million in disgorgement of          (CONTINUED)
profits, $19.1 million in interest, and a civil money penalty of $80 million.
Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, will be paid to the U.S. Treasury and then distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the
Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Affected
Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distribution will be allocated, and when such distribution will be made.
Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

THE FUNDS DID NOT IMPLEMENT THE TRANSFER AGENT ARRANGEMENT DESCRIBED ABOVE AND
THEREFORE WILL NOT RECEIVE ANY PORTION OF THE DISTRIBUTIONS.


             Salomon Brothers Institutional Investment Series - 15

-----------------------------------------------------------------------------------------------------
BUYING SHARES
INVESTMENT               EMERGING MARKETS DEBT
MINIMUMS                        FUND                  HIGH YIELD BOND FUND*        MONEY MARKET FUND
                         ----------------------------------------------------------------------------
                                $1,000,000                 $1,000,000                  $250,000

Initial investment       *Initial investment minimum may be waived if the fund's distributor determines
minimums                  that the likelihood of an investor subsequently reaching the stated investment minimum within a reasonable period of time is high and the waiver would be in the best interest of the fund.

Subsequent investment    There is no subsequent investment minimum for any fund.
minimums


--------------------------------------------------------------------------------

BUYING SHARES               For initial purchases of each fund's shares, complete the
BY MAIL                  appropriate application and send it with your check to PFPC
                         Inc., the funds' transfer agent.
                            Send the completed purchase application along with a
                         check to:

Initial purchases               Salomon Brothers Institutional Investment Series
                                (specify fund)
                                c/o PFPC Inc.
                                P.O Box 9764
                                Providence, RI 02940-9764

                            Purchases (initial or subsequent) may not be made by
                         third party check.
                           Checks drawn on foreign banks must be payable in U.S.
                         dollars and have the routing number of the U.S. bank encoded on the check.

Subsequent                 Send checks for subsequent purchases by mail directly to
purchases                the transfer agent.
                           Be sure to include your fund and account number on checks
                         for subsequent investments.
-------------------------------------------------------------------------------------

BUYING SHARES            Call the transfer agent at (800) 446-1013 to tell them about
BY WIRE                  your incoming wire transfer. You should instruct your bank to transmit your purchase in federal funds to:

Initial and                  PNC Bank
subsequent                   Pittsburgh, PA
purchases                    ABA No: 031000053
                             Account Number: 8606905097
                             Attn: [Name of Fund]
                             Class of Shares:
                             Name of Account:
                             Account Number (as assigned):
-------------------------------------------------------------------------------------

 ---------------------------------------------------------------------------------------------------------
    EMERGING MARKETS DEBT FUND                              PURCHASE IS EFFECTIVE
     AND HIGH YIELD BOND FUND
 ---------------------------------------------------------------------------------------------------------
                                    If order and federal funds or
                                    check are received by the agent
                                    before the close of the New York    On that day
                                    Stock Exchange ('NYSE') (normally,
                                    4:00 p.m. Eastern time):

 Payment wired in federal funds or
 check received                     If order and federal funds or
                                    check are received by the transfer  On the next business day agent after the close of NYSE:

----------------------------------------------------------------------------------------------------------
        MONEY MARKET FUND                       PURCHASE IS EFFECTIVE                  DIVIDENDS BEGIN
----------------------------------------------------------------------------------------------------------
                                    If order and federal
                                    funds or check is
                                    received by the fund    At noon, Eastern time,
                                    or its agent before     on that day                 On that day
                                    noon, Eastern time:
  Payment wired in federal
  funds or check received
                                    If order and federal
                                    funds or check is
                                    received by the fund    At noon, Eastern time,      On the next business
                                    or its agent after      on the business day         day
                                    noon, Eastern time:     following receipt


             Salomon Brothers Institutional Investment Series - 16

---------------------------------------------------------------------------------------------
EXCHANGING AND REDEEMING SHARES

You should contact the transfer agent to exchange into           EXCHANGE
other eligible mutual funds in Salomon Brothers                  PRIVILEGE
Institutional Investment Series. An exchange is a taxable        To learn more about the
transaction, although no gain or loss is generally realized      exchange privilege
upon an exchange at net asset value out of Money Market          contact the transfer
Fund.                                                            agent or consult the
    You may exchange shares only for shares of another fund      Statement of Additional
    in Salomon Brothers Institutional Investment Series.         Information.
    You must meet the minimum investment amount for each
    fund.
    Your fund may suspend or terminate your exchange
    privilege if you engage in an excessive pattern of
    exchanges.
---------------------------------------------------------------------------------------------
 You may redeem some or all of your shares by sending a          REDEMPTIONS
 written request                                                 BY MAIL
 in proper form to:                                              Generally, a properly
                                                                 completed written
          Salomon Brothers Institutional Investment Series       request for redemption
          (specify fund)                                         with any required
          c/o PFPC Inc.                                          signature guarantee is
          P.O Box 9764                                           all that is required
          Providence, RI 02940-9764                              for a redemption. In
                                                                 some cases, however,
 The written request for redemption must be in good order.       other documents may be
 This means that you have provided the following                 necessary.
 information. Your request will not be processed without
 this information.

   Name of the fund
   Account number
   Dollar amount or number of shares being redeemed
   Signature of each owner exactly as account is registered
   Other documentation required by PFPC Inc.

 To be in good order, your request must also include a
 signature guarantee if you are redeeming over $50,000 or
 instruct that the proceeds be sent to an address other than the address of record. You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and
 federal savings and loans, but not from a notary public.
---------------------------------------------------------------------------------------------
 You may redeem shares by fax only if a signature guarantee      REDEMPTIONS BY FAX
 or other documentary evidence is not required. Redemption
 requests should be properly signed by all owners of the
 account and faxed to PFPC Inc. at (508) 871-9503. If fax
 redemptions are not available for any reason, you may use
 the funds' redemption by mail procedure described above.
---------------------------------------------------------------------------------------------
 You may redeem shares by telephone. The proceeds can be         REDEMPTIONS BY
 sent by check to your address of record or by wire transfer     TELEPHONE
 to a bank account designated in your application. In
 addition, you may be asked to provide proper identification information. Telephone redemption requests may be made by
 calling the transfer agent at (800) 446-1013 between 9:00
 a.m. and 4:00 p.m. Eastern time on any day the New York
 Stock Exchange is open. If telephone redemptions are not
 available for any reason, you may use the fund's redemption by mail procedure described above.
---------------------------------------------------------------------------------------------
 In all cases, your redemption price is the net asset value      REDEMPTION
 per share next determined after your request is received in     PAYMENTS
 good order. Redemption proceeds normally will be sent           Any request that your
 within seven days. However, if you recently purchased your      redemption proceeds be
 shares by check, your redemption proceeds will not be sent      sent to a destination
 to you until your original check clears which may take up       other than your bank
 to 15 days. Your redemption proceeds can be sent by check       account or address of
 to your address of record or by wire transfer to a bank         record must be in
 account designated on your application. Your bank may           writing and must
 charge you a fee for wire transfers.                            include a signature
 If shares of Money Market Fund are redeemed before noon,        guarantee.
 Eastern time, you will not receive that day's dividends.
 You will receive that day's dividends if you redeem after
 noon, Eastern time.


             Salomon Brothers Institutional Investment Series - 17

--------------------------------------------------------------------------------
 SHARE TRANSACTIONS

 SMALL ACCOUNT           If your account falls below $10,000 because of a redemption
 BALANCES/               of fund shares, the fund may ask you to bring your account
 MANDATORY REDEMPTIONS   up to the minimum requirement. If your account is still
                         below $10,000 after 30 days, the fund may close your account and send you the redemption proceeds. The fund may adopt
                         other policies from time to time requiring mandatory
                         redemption of shares in certain circumstances.
-------------------------------------------------------------------------------------
 SHARE CERTIFICATES      The funds do not issue share certificates.
-------------------------------------------------------------------------------------
 FREQUENT PURCHASES AND  Frequent purchases and redemptions of mutual fund shares may
 SALES OF FUND SHARES    interfere with the efficient management of a fund's
                         portfolio by its portfolio manager, increase portfolio
                         transaction costs, and have a negative effect on a fund's
                         long term shareholders. For example, in order to handle
                         large flows of cash into and out of a fund, the portfolio
                         manager may need to allocate more assets to cash or other
                         short-term investments or sell securities, rather than
                         maintaining full investment in securities selected to
                         achieve the fund's investment objective. Frequent trading
                         may cause a fund to sell securities at less favorable
                         prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund's performance. In addition, the return received by long term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund's share
                         price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the
                         fund's portfolio securities. Funds investing in foreign
                         securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

                         Because of the potential harm to the fund and its long-term shareholders, the Board of Directors of the fund (the
                         'Board') has approved policies and procedures that are
                         intended to discourage and prevent excessive trading and
                         market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund
                         may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be
                         engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate
                         strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in
                         frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to
                         reject any exchange or purchase of fund shares with or
                         without prior notice to the account holder. In cases where surveillance of a particular account establishes what the
                         manager believes to be obvious market timing, the manager
                         will seek to block future purchases and exchanges of fund
                         shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

                         The policies and procedures apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement
                         plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its
                         customers in one account. The fund's ability to monitor
                         trading in omnibus accounts may, however, be severely
                         limited due to the lack of access to an individual
                         investor's trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund's
                         service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.


             Salomon Brothers Institutional Investment Series - 18

                         The fund's policies and procedures also require personnel
                         such as portfolio managers and investment staff to report
                         any abnormal or otherwise suspicious investment activity,
                         and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the
                         selective release of information about the fund's portfolio holdings, as such information may be used for market timing and similar abusive practices.

                         The fund's policies and procedures provide for ongoing
                         assessment of the effectiveness of current policies and
                         surveillance tools, and the fund's Board reserves the right, with notification to shareholders, to modify these or adopt additional policies and restrictions in the future.
                         Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other
                         techniques that may be adopted in the future, may not be
                         effective, particularly where the trading takes place
                         through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses,
                         the fund's performance, and its long term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and
                         portfolio management inefficiencies that result from
                         frequent trading of fund shares, even when the trading is
                         not for abusive purposes. The fund will provide advance
                         notice to shareholders and prospective investors of any
                         specific restrictions on the trading of fund shares that the
                         Board may adopt in the future.

                         Money market funds are often used by investors for
                         short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the Board of Directors of the fund has not adopted policies and procedures, or imposed
                         restrictions such as minimum holding periods, in order to
                         deter frequent purchases and redemptions of money market
                         fund shares. The Board also believes that money market
                         funds, such as the fund, are not typically targets of
                         abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not
                         fluctuate in value based on market prices. However, some
                         investors may seek to take advantage of a short term
                         disparity between the fund's yield and current market
                         yields, which could have the effect of reducing the fund's yield. In addition, frequent purchases and redemptions of
                         the fund's shares could increase the fund's portfolio
                         transaction costs and may interfere with the efficient
                         management of the portfolio by the manager, which could
                         detract from the fund's performance.
-------------------------------------------------------------------------------------
 SHARE PRICE             The Board of Directors has approved procedures to be used to value the fund's securities for the purposes of determining the fund's net asset value. The valuation of the securities of the fund is determined in good faith by or under the
                         direction of the Board of Directors. The Board of Directors has delegated certain valuation functions for the fund to
                         the manager. The same set of procedures is used to value the securities of all of the funds described in this prospectus, except for the money market funds, which have their own
                         procedures. Different methods may be used to value different types of securities, as discussed below, depending upon the particular securities held by the particular fund.

                         The fund generally values its securities based on market
                         prices determined at the close of regular trading on the
                         NYSE. The fund's currency valuations, if any, are done as of when the London stock exchange closes, which is usually at
                         12 noon Eastern time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing
                         prices are not otherwise available, the market price is
                         typically determined by independent third party pricing
                         vendors approved by the


             Salomon Brothers Institutional Investment Series - 19

                         fund's Board using a variety of pricing techniques and
                         methodologies. The market price for debt obligations is
                         generally the price supplied by an independent third party pricing service approved by the fund's board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other
                         specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost,
                         unless it is determined that using this method would not
                         reflect an investment's fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the
                         manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security.

                         When such prices or quotations are not available, or when
                         the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. Funds that invest in securities that may be
                         thinly traded, for which market quotations may not be
                         readily available or may be unreliable -- such as securities of small capitalization companies, securities of issuers
                         located in emerging markets or high yield securities (junk bonds) -- may use the fair valuation procedures more
                         frequently than funds that invest primarily in securities
                         that are more liquid -- such as securities of large
                         capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a
                         significant event has occurred between the time at which a market price is determined and the time at which the fund's net asset value is calculated. In particular, the value of foreign securities may be materially affected by events
                         occurring after the close of the market on which they are
                         valued, but before the fund prices its shares. A fund that holds foreign equity securities uses a fair value model
                         developed by an independent third party pricing service to price those on days when there is a certain percentage
                         change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

                         Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily
                         available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair
                         value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value
                         assigned to a security if it were to sell the security at
                         approximately the time at which the fund determines its net asset value.

                         Money Market Fund uses the amortized cost method to value
                         its portfolio securities. Using this method, the fund
                         constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund.

                         In order to buy, redeem or exchange shares at that day's
                         price, you must place your order with the fund or its agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time.
                         Otherwise, you will receive the next business day's price.

                         Members of the funds' selling group must transmit all orders to buy, exchange or redeem shares to the funds' agent before the agent's close of business.
-------------------------------------------------------------------------------------
 RIGHTS OF THE FUNDS     Each fund has the right to:

                             Suspend the offering of shares.

                             Waive or change minimum and additional investment amounts.

                             Reject any purchase or exchange order.

                             Change, revoke or suspend the exchange privilege.

                             Suspend telephone transactions.



             Salomon Brothers Institutional Investment Series - 20

                            Suspend or postpone redemptions of shares on any day when
                            trading on the NYSE is restricted, or as otherwise
                            permitted by the SEC.
-------------------------------------------------------------------------------------
 REDEMPTIONS IN KIND     Each fund may make payment for shares wholly or in part by distributing portfolio securities to the shareholder. The
                         redeeming shareholder must pay transaction costs to sell
                         these securities.


             Salomon Brothers Institutional Investment Series - 21

--------------------------------------------------------------------------------
 DIVIDENDS, DISTRIBUTIONS AND TAXES

The funds normally pay dividends and distribute capital gains, if any, as follows:
---------------------------------------------------------------------------------

 FUND                       INCOME DIVIDEND         CAPITAL GAIN    DISTRIBUTIONS
                             DISTRIBUTIONS          DISTRIBUTIONS    MOSTLY FROM

 Emerging Markets               Annually              Annually         Income
 Debt

--------------------------------------------------------------------------------
 High Yield Bond                Annually              Annually         Income

--------------------------------------------------------------------------------
 Money Market          Declared Daily/Distributed     Annually         Income
                                Monthly

The funds may pay additional distributions and dividends at other times if necessary for a fund to avoid a federal tax. Money Market Fund anticipates that it will normally not earn or distribute any long-term capital gains. Capital gain distributions and dividends are reinvested in additional fund shares.
Alternatively, you can instruct the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is made.

                                                                                    DIVIDENDS AND
                                                                                    DISTRIBUTIONS
                                                                                    Annual distributions of
                                                                                    income and capital
                                                                                    gains are made at the
                                                                                    end of the year in
                                                                                    which the income or
                                                                                    gain is realized, or
                                                                                    the beginning of the
                                                                                    next year.

-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 TRANSACTION                            FEDERAL INCOME TAX STATUS

 Redemption or exchange of shares       Usually capital gain or loss (except no gain
                                        or loss for Money Market Fund); long-term
                                        only if shares owned more than one year

--------------------------------------------------------------------------------
 Long-term capital gain distributions   Long-term capital gain

--------------------------------------------------------------------------------
 Short-term capital gain distributions  Ordinary income

--------------------------------------------------------------------------------
 Dividends                              Ordinary income or qualified dividend income

 Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when a fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

 For taxable years beginning on or before December 31, 2008, distributions of net investment income that are designated by a fund as derived from 'qualified dividend income' are taxed to individuals at the rates applicable to long-term capital gain.
 The funds do not expect a significant portion of fund distributions to be derived from qualified dividend income.

 After the end of each year, the funds will provide you with information about the distributions and dividends that you received and, except for Money Market Fund, any redemptions of shares during the previous year. If you do not provide a fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on a portion of your distributions, dividends and, except for Money Market Fund, redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a fund.

                                                                                       TAXES

                                                                                       In general, redeeming
                                                                                       and exchanging shares
                                                                                       (except Money Market
                                                                                       Fund shares) and
                                                                                       receiving distributions
                                                                                       (whether in cash or
                                                                                       additional shares) are
                                                                                       all taxable events.


             Salomon Brothers Institutional Investment Series - 22

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

 The financial highlights tables are intended to help you understand the performance of each share for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose reports, on the funds' financial statements, containing such information, is included in the annual reports (available upon request).

 For a share of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

                                           EMERGING MARKETS DEBT FUND                            HIGH YIELD BOND FUND
                             ---------------------------------------------------------------------------------------------------
                             2005(2)   2004(1)(2)   2003(2)    2002(2)    2001(2)      2005(2)    2004(1)(2)   2003(2)   2002(2)
                             ---------------------------------------------------------------------------------------------------


NET ASSET VALUE, BEGINNING
 OF YEAR                     $  6.27    $  6.61     $   6.71   $   6.39    $  6.31     $   6.95    $   6.21    $  6.10   $  6.44
                             -------    -------     --------   --------    -------     --------    --------    -------   -------
INCOME FROM OPERATIONS:
 Net investment income          0.45       0.56         0.65       0.69(3)     0.79        0.53        0.57       0.57      0.59
 Net realized and
   unrealized gain (loss)
   on investments               0.47       1.02         0.10       0.20(3)     0.01        0.23        0.85       0.06     (0.46)
                             -------    -------     --------   --------    -------     --------    --------    -------   -------
Total Income (Loss) From
 Operations                     0.92       1.58         0.75       0.89       0.80         0.76        1.42       0.63      0.13
                             -------    -------     --------   --------    -------     --------    --------    -------   -------
LESS DISTRIBUTIONS FROM:
 Net investment income         (0.36)     (0.75)       (0.85)     (0.57)     (0.72)       (0.53)      (0.68)     (0.52)    (0.47)
 Net realized gains            (0.25)     (1.17)          --         --         --        --         --          --        --
                             -------    -------     --------   --------    -------     --------    --------    -------   -------
Total Distributions            (0.61)     (1.92)       (0.85)     (0.57)     (0.72)       (0.53)      (0.68)     (0.52)    (0.47)
                             -------    -------     --------   --------    -------     --------    --------    -------   -------
NET ASSET VALUE, END OF
 YEAR                        $  6.58    $  6.27     $   6.61   $   6.71    $  6.39     $   7.18    $   6.95    $  6.21   $  6.10
                             -------    -------     --------   --------    -------     --------    --------    -------   -------
TOTAL RETURN (4)               14.9%      24.9%        12.1%      14.5%      13.4%        11.0%       23.4%      10.5%      2.1%
NET ASSETS, END OF YEAR
 (000S)                      $72,788    $40,829     $ 56,105   $105,691    $63,191     $143,430    $119,322    $92,541   $66,330
RATIOS TO AVERAGE NET
ASSETS:
 Expenses (5)                  0.75%(5)   0.75%(5)     0.75%(5)   0.75%(5)    0.75%(5)    0.55%(6)    0.55%(6)   0.55%(6)  0.55%(6)
 Net investment income          6.95      8.07         10.10      10.64(3)    12.44        7.52        8.38       9.15      9.09
PORTFOLIO TURNOVER RATE         157%      134%          178%       186%       266%          39%         79%        45%       59%
Before waiver of management
fee, expenses absorbed by
manager and credits on
custodian cash balances,
expense ratios would have
been:                          1.04%      1.13%        0.95%      0.92%      1.02%        0.72%       0.79%      0.75%     0.74%

                            HIGH YIELD
                            BOND FUND
                             2001(2)
                             -------
NET ASSET VALUE, BEGINNING
 OF YEAR                      $  7.60
                              -------
INCOME FROM OPERATIONS:
 Net investment income           0.78
 Net realized and
   unrealized gain (loss)
   on investments               (0.94)
                              -------
Total Income (Loss) From
 Operations                     (0.16)
                              -------
LESS DISTRIBUTIONS FROM:
 Net investment income          (1.00)
 Net realized gains             --
                              -------
Total Distributions             (1.00)
                              -------
NET ASSET VALUE, END OF
 YEAR                         $  6.44
                              -------
TOTAL RETURN (4)                 (1.2)%
NET ASSETS, END OF YEAR
 (000S)                       $19,411
RATIOS TO AVERAGE NET
ASSETS:
 Expenses (5)                   0.55%(6)
 Net investment income          10.59
PORTFOLIO TURNOVER RATE           80%
Before waiver of management
fee, expenses absorbed by
manager and credits on
custodian cash balances,
expense ratios would have
been:                           0.96%

               --------------------------------------------------

(1) For the year ended February 29, 2004.

(2) Per share amounts have been calculated using the monthly average shares method.

(3) Effective March 1, 2001, the Emerging Markets Debt Fund adopted a change in the accounting method that requires the fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the fiscal year ended February 28, 2002, the ratio of net investment income to average net assets would have been 10.68%. Per share information, ratios and supplemental data for the periods prior to March 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized gain per share was less than $0.01.

(4) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be reduced.

(5) As a result of voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.75%.

(6) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.55%.


             Salomon Brothers Institutional Investment Series - 23

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

 For a share of capital stock outstanding throughout each year ended
 December 31:

                                                                              MONEY MARKET FUND
                                                              ---------------------------------------------------
                                                                                CLASS A SHARES
                                                              ---------------------------------------------------
                                                               2004      2003       2002       2001       2000
                                                              ---------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $ 1.000   $ 1.000   $  1.000   $  1.000   $  1.000
                                                              -------   -------   --------   --------   --------
   Net investment income                                        0.013     0.011      0.018      0.041      0.063
   Dividends from net investment income                        (0.013)   (0.011)    (0.018)    (0.041)    (0.063)
                                                              -------   -------   --------   --------   --------
NET ASSET VALUE, END OF YEAR                                  $ 1.000   $ 1.000   $  1.000   $  1.000   $  1.000
                                                              -------   -------   --------   --------   --------
                                                              -------   -------   --------   --------   --------
TOTAL RETURN(1)                                                  1.3%      1.1%       1.8%       4.1%       6.5%
NET ASSETS, END OF YEAR (000s)                                $30,326   $31,227   $ 97,218   $116,917   $ 97,865

RATIOS TO AVERAGE NET ASSETS
   Expenses(2)                                                  0.18%     0.18%      0.18%      0.18%      0.18%
   Net investment income                                         1.24      1.11       1.80       4.08       6.27
Before waiver of management and administration fees and
expenses absorbed by SaBAM, as applicable, net investment
income per share and expense ratios would have been:
   Expense ratio                                                0.56%     0.41%      0.37%      0.33%      0.34%

                              -------------------

(1) Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.

(2) The ratio of expenses to average net assets will not exceed 0.18%, as a result of a voluntary expense limitation, which may be discontinued at any time.


             Salomon Brothers Institutional Investment Series - 24

                SALOMON BROTHERS INSTITUTIONAL INVESTMENT SERIES

--------------------------------------------------------------------------------

                           Emerging Markets Debt Fund
                              High Yield Bond Fund
                               Money Market Fund
--------------------------------------------------------------------------------

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

SHAREHOLDER REPORTS. Annual and semi-annual reports to shareholders provide additional information about the funds' investments. These reports discuss the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION. The statement of additional information provides more detailed information about each fund. It is incorporated by reference into (is legally a part of) this combined prospectus.

The funds send only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

HOW TO OBTAIN ADDITIONAL INFORMATION.

  You can make inquiries about a fund or obtain shareholder reports or the statement of additional information (without charge) by contacting the transfer agent at 1-800-446-1013, by calling Salomon Brothers Asset Management Inc at 1-800-Salomon or writing the funds at 125 Broad Street, New York, NY 10004, visiting the funds' Internet web site at www.citigroupam.com (except for the Money Market Fund) or calling your financial consultant.

  You can also review the funds' shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get copies of these materials after paying a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102. Information about the public reference room may be obtained by calling 1-202-942-8090. You can get the same reports and information free from the EDGAR Database on the Commission's Internet web site at http://www.sec.gov.

If someone makes a statement about the funds that is not in this prospectus, you should not rely upon that information. Neither the funds nor the distributor is offering to sell shares of the funds to any person to whom the funds may not lawfully sell their shares.

(Investment Company Act file no. 811-06088)


                Salomon Brothers Institutional Investment Series




                          STATEMENT OF DIFFERENCES
                          ------------------------

 The dagger symbol shall be expressed as................................ 'D'